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EXECUTED AS A DEED BUT NOT
DELIVERED UNTIL THE DATE
HEREOF by INVERESK RESEARCH LIMITED

acting by
/s/ Walter S. Nimmo          Director
____________________________
    Walter S. Nimmo          Full Name
____________________________
                             Director/Secretary
____________________________
                             Full Name
____________________________

EXECUTED AS A DEED BUT NOT
DELIVERED UNTIL THE DATE
HEREOF by INVERESK RESEARCH INC.

acting by
/s/ Walter S. Nimmo          Director
____________________________
    Walter S. Nimmo          Full Name
____________________________
/s/ Alastair S. McEwan       Director/Secretary
____________________________
    Alastair S. McEwan       Full Name
____________________________


EXECUTED AS A DEED BUT NOT
DELIVERED UNTIL THE DATE
HEREOF by CTBR BIO-RESEARCH INC.

acting by
/s/ Walter S. Nimmo          Director
____________________________
    Walter S. Nimmo          Full Name
____________________________
                             Director/Secretary
____________________________
                             Full Name
____________________________